                                                                   EXHIBIT 10.37

                 COMMON STOCK AND WARRANTS ISSUANCE AGREEMENT

     COMMON STOCK AND WARRANTS ISSUANCE AGREEMENT, dated as of the 9th day of June, 1999, by and among TARGETED GENETICS CORPORATION, a Washington corporation (the "Company"), and ALKERMES, INC., a Pennsylvania corporation ("Alkermes"). Each of the Company and Alkermes is referred to herein as a "Party", and collectively, the "Parties".

                                    RECITAL

1. The Parties hereto of even date herewith are entering into that certain Exclusive Sublicense Agreement (the "Sublicense Agreement").

2. In connection with the Sublicense Agreement, and as consideration thereto, Alkermes desires to receive from the Company, and the Company desires to deliver to Alkermes, shares of the Company's common stock, par value $.01 per share ("Common Stock"), and two Warrants to acquire additional Common Stock, upon the terms and subject to the conditions set forth herein.

3. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sublicense Agreement.

                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties hereto agree as follows:

1.   Issuance of Stock and Warrants; delivery of the Licensed Patent Rights
     ----------------------------------------------------------------------
and Licensed Materials.
----------------------

1.1  Issuance of Shares of Common Stock. Upon the terms and subject to the
     ----------------------------------
conditions of this Agreement, the Company shall issue to Alkermes 500,000 shares of Common Stock (the "Shares").

1.2  Issuance of Warrants to Purchase Common Stock. Upon the terms and subject
     ---------------------------------------------
to the conditions of this Agreement, the Company shall issue to Alkermes two warrants in the forms of Exhibit A and B (the "Warrants") attached hereto to
                         ---------     -
acquire an aggregate of up to 2,000,000 shares of Common Stock (the "Warrant Shares") at per share purchase prices and subject to the express terms of the Warrants.

1.3  Delivery of Licensed Patent Rights and Licensed Materials. Upon the
     ---------------------------------------------------------
terms and subject to the conditions of this Agreement, Alkermes shall deliver to Targeted the executed Sublicense Agreement.

1.4  Delivery.  The delivery of the Shares and the Warrants shall occur on
     --------
one closing which shall occur on the Effective Day of the Sublicense Agreement (the "Closing").

2.   Delivery. At the Closing, subject to the terms and conditions hereof,
     --------
the Company shall deliver to Alkermes a certificate representing the Shares and the Warrants in the forms attached hereto as Exhibits A and B, each dated the date of the Closing and duly
                   ----------     -
registered in the name of Alkermes, against execution and delivery by Alkermes of the Sublicense Agreement.

3.   Representations and Warranties of the Company.  The Company hereby
     ---------------------------------------------
represents and warrants to Alkermes as of the date hereof and as of the date of the Closing as follows:

3.1  Organization; Good Standing and Qualification; Due Execution and Validity.
     -------------------------------------------------------------------------
The Company is a corporation organized and validly existing under the laws of the State of Washington and has all requisite corporate power and authority to own its properties and carry on its business as currently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its financial condition, results of operations, business or properties (a "Material Adverse Effect"). The Company has previously provided Alkermes with complete and correct copies of its Restated Articles of Incorporation and its Amended and Restated Bylaws as in effect on the date of this Agreement. The Company has no subsidiaries nor does it control, nor is it controlled by or under common control with, any other person or entity.

3.2  Capitalization.  As of the date of this Agreement, the authorized capital
     --------------
stock of the Company consists of (a) 6,000,000 shares of preferred stock, par value $.01 per share, no shares of which are outstanding but 400,000 shares of which are designated as Series A Participating Cumulative Preferred Stock, issuable upon exercise of certain preferred stock purchase rights associated with the Common Stock, and (b) 80,000,000 shares of Common Stock, 30,672,877 shares of which were issued and outstanding as of May 31, 1999, 4,459,349 shares of which were subject to warrants outstanding as of May 31, 1999 and 3,991,738 shares of which are reserved for issuance upon the exercise of stock options granted or to be granted under the Company's 1999 Stock Option Plan, 1992 Restated Stock Option Plan or the Company's Stock Option Plan for Nonemployee Directors. Except as set forth in this Section 3.2 or in the SEC Documents (as defined below) and as contemplated by Section 1 of this Agreement, there are no outstanding options, warrants, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company. The Company has no obligation to repurchase or redeem any outstanding securities.

3.3  Authorization.  The Company has all requisite power and authority to
     -------------
execute, deliver and perform its obligations under this Agreement. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the transactions contemplated herein, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares and Warrants being issued hereunder and the Warrant Shares upon exercise of the Warrants have been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as (a) such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

3.4  Valid Issuance of Common Stock and Warrants.  The Shares, when issued and
     -------------------------------------------
delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of any liens or encumbrances other than those, if any, created by Alkermes, and will be issued in compliance with all applicable state and federal securities laws. The Warrants, when issued and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued and free of any liens or encumbrances other than those, if any, created by Alkermes, and will be issued in compliance with all applicable state and federal securities laws. The Warrant Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable and free of any liens or encumbrances other than those, if any, created by Alkermes, and will be issued in compliance with all applicable state and federal securities laws. The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable and were issued in compliance with all applicable state and federal securities laws.

3.5  Governmental Consents.  No consent, approval, order or authorization of,
     ---------------------
or registration, qualification, designation, declaration or filing with, any supranational, national, regional, state or local government, court, governmental agency, authority, board, bureau, instrumentality or regulatory body (each a "Government Authority") on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the qualification or registration (or taking such action as may be necessary to secure an exemption from qualification or registration, if available) of the offer and delivery of the Shares, the Warrants and, when issued, the Warrant Shares under all applicable state securities laws.

3.6  Litigation.  There is no action, suit, claim, proceeding or investigation
     ----------
pending or, to the Company's knowledge, threatened against the Company that relates to or challenges the legality, validity or enforceability of this Agreement, the Shares or the Warrants or that could either individually or in the aggregate have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any Governmental Authority that could have a Material Adverse Effect.

3.7  Compliance with Other Instruments.  The Company is not (a) in violation
     ---------------------------------
of any provision of its Restated Articles of Incorporation or its Amended and Restated Bylaws or (b) in violation or default of any (i) provision of any instrument or contract, (ii) law, statute, ordinance, code, rule or regulations which has been enacted by a Government Authority (each an "Applicable Law" and collectively, the "Applicable Laws"), or (iii) judgment, order, writ or decree to which it is a party or by which it is bound, which violation or default would adversely affect the legality, validity, or enforceability of this Agreement or have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not require any consent under or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a violation or default under any such provision, instrument, Applicable Law, judgment, order, writ, decree or contract or give rise to a right to terminate or accelerate any contract or an event which results in the creation of any lien, charge or encumbrance upon any of the Company's assets.

3.8  SEC Reports; Financial Statements.  The Company has furnished Alkermes
     ---------------------------------
with a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the "SEC") since December 31, 1998 (the "SEC Documents"), which are all the documents that the Company has been required to file with the SEC during such period. As of their respective dates, the SEC Documents complied with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the SEC thereunder, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents are complete in all material respects and were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of unaudited financial statements, to normal recurring audit adjustments) the financial position of the Company at the dates thereof and the results of its operations and changes in financial position for the periods then ended.

3.9  Compliance with Laws.  The Company has complied, and is in compliance
     --------------------
with, all Applicable Laws and all federal, state, county, local and foreign, decrees and orders, and possesses all governmental franchises, permits and consents, and has made all governmental filings and declarations, applicable to the operation of its business, to its employees, or to the real property and the personal property that it owns or leases (including, without limitation, all such Applicable Laws, decrees and orders relating to pharmaceutical, antitrust, consumer protection, currency exchange, environmental protection, equal opportunity, health, occupational safety, pension, securities and trading-with-the-enemy matters), the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect. The Company has not received any notification of any asserted present or past unremedied failure by the Company to comply with any of such Applicable Laws, decrees or orders.

3.10 Changes  Since March 31, 1999 there has not been:
     -------

     (a) any damage, destruction or loss (whether or not covered by insurance) which has had or is expected to have a Material Adverse Effect;

     (b) any material change in the accounting methods or practices followed by the Company;

     (c) any material debt obligation or liability (whether absolute or contingent) incurred by the Company (whether or not presently outstanding) except (i) current liabilities incurred, and obligations under agreements entered into, in the ordinary course of business and (ii) obligations or liabilities entered into or incurred in connection with the execution of the Sublicense Agreement and this Agreement;

     (d) any sale, lease, abandonment or other disposition by the Company of any real property or, other than in the ordinary course of business, of any equipment or other operating properties or any sale, assignment, transfer, license or other disposition by the Company of any intellectual property or other intangible asset; or

     (e) any other event or occurrence that has had or is expected to have a Material Adverse Effect.

4.   Representations and Warranties of Alkermes.  Alkermes hereby represents
     ------------------------------------------
and warrants to the Company as follows:

4.1  Authorization.  All acts and conditions necessary for the authorization,
     -------------
execution, delivery and consummation by Alkermes of this Agreement and the transactions contemplated hereby have been, or will be prior to the Closing, taken, performed and obtained. This Agreement constitutes a valid and legally binding obligation of Alkermes, enforceable in accordance with its terms, except as (a) such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability. Alkermes has full power and authority to execute, deliver and perform its obligations under this Agreement and to own the Shares and the Warrants. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation or default under any provision of the charter or bylaws of Alkermes, or of any material agreement, indenture or other instrument to which Alkermes is a party, or by which it or its properties or assets are bound, or of any order, judgment or decree against or binding upon Alkermes.

4.2  Exemption From Registration.  Alkermes has been advised that none of the
     ---------------------------
Shares and Warrants to be issued to Alkermes hereunder or the Warrant Shares to be issued upon the exercise of the Warrants are being registered under the Securities Act and the rules and regulations of the SEC promulgated thereunder, or applicable state securities laws, but are being offered and sold pursuant to exemptions from such laws, and that the Company's reliance upon such exemptions is predicated in part on Alkermes' representations contained herein.

4.3  Purchase Entirely for Own Account.  The Shares, Warrants and the Warrant
     ---------------------------------
Shares to be received by Alkermes will be acquired for investment for Alkermes' own account, not as a nominee or agent, and not with a view to the distribution of any part thereof, and Alkermes does not have any present intention of selling, granting any participation in, or otherwise distributing the same in a manner contrary to the Securities Act or any applicable state securities law. Alkermes does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Shares or the Warrants.

4.4  Access to Information.  Alkermes has been furnished such information as
     ---------------------
it has requested to evaluate an investment in the Shares, the Warrants and the Warrant Shares. Alkermes has been given the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the offering of the Shares, the Warrants and the Warrant Shares and to obtain any additional information, to the extent reasonably available.

4.5  Restricted Securities.  Alkermes acknowledges that none of the Shares, the
     ---------------------
Warrants or the Warrant Shares to be issued to Alkermes hereunder have been registered under the Securities Act and that all of such Shares, Warrants and the Warrant Shares are characterized under the Securities Act as "restricted securities" and therefore cannot be sold or transferred unless subsequently registered under the Securities Act or an exemption from such registration is available. In this connection, Alkermes represents that it is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.6  Legends.  It is understood that the certificates evidencing the Shares,
     -------
the Warrants or the Warrant Shares may bear legends in substantially the following form:

          The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (i) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving said securities, (ii) this corporation receives an opinion of legal counsel for the holder of these securities reasonably satisfactory to this corporation stating that such transaction is exempt from registration or (iii) this corporation otherwise satisfies itself that such transaction is exempt from registration.

5.   Conditions to Alkermes' Obligations at Closing.  The obligations of
     ----------------------------------------------
Alkermes under Section 1 above are subject to the fulfillment on or before the
               ---------
date of the Closing of each of the following conditions, unless waived in writing by Alkermes:

5.1  Representations and Warranties.  The representations and warranties of the
     ------------------------------
Company contained in Section 3 above and in the Sublicense Agreement shall be
                     ---------
true on and as of the date of the Closing. The Company shall have taken all actions on its part to be taken to permit the representations and warranties of Alkermes contained in Section 4.4
                                                                   -----------
above to be true on the date of the Closing.

5.2  Sublicense Agreement.  The Company shall have executed the Sublicense
     --------------------
Agreement.

5.3  Performance.  The Company shall have performed and complied with all
     -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the date of the Closing. The Company shall not be in default of any of its obligations under the Sublicense Agreement or any other agreement entered into with Alkermes or any of its affiliates after the date hereof, and all such agreements shall continue to be valid, binding and in full force and effect.

5.4  Exemption.  The offer and issuance of the Shares and Warrants to Alkermes
     ---------
pursuant to this Agreement shall be exempt from registration under the Securities Act.

5.5  Opinion of Company Counsel. Alkermes shall have received from Perkins
     --------------------------
Coie, counsel for the Company, an opinion, dated as of the date of the Closing in form and substance reasonably satisfactory to Alkermes.

5.6  No Injunctions or Restraints.  There shall be no temporary restraining
     ----------------------------
order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing consummation of the offer and issuance of the Shares and the Warrants contemplated hereby.

6.   Conditions to the Company's Obligations at Closing.  The obligations of
     --------------------------------------------------
the Company under Section 1 above are subject to the fulfillment on or before
                  ---------
the date of Closing of each of the following conditions, unless waived in writing by the Company:

6.1  Representations and Warranties. The representations and warranties of
     ------------------------------
Alkermes contained in Section 4 above shall be true on and as of the date of the
                      ---------
Closing.

6.2  Sublicense Agreement.  Alkermes shall have executed the Sublicense
     --------------------
Agreement.

6.3  Performance.  Alkermes shall have performed and complied with all
     -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the date of the Closing.

6.4  Exemption.  The issuance of the Shares and Warrants to Alkermes pursuant
     ---------
to this Agreement shall be exempt from registration under the Securities Act.

6.5  No Injunctions or Restraints. There shall be no temporary restraining
     ----------------------------
order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing consummation of the issuance of the Shares and Warrants contemplated hereby.

7.   Registration of Common Stock
     ----------------------------

7.1  Form S-3.  The Company represents that it is eligible to use Form S-3
     --------
under the Securities Act to effect registration of shares of the Shares issued to Alkermes hereunder (the "Registrable Securities") for resale by Alkermes. The Company will use its best efforts to effect the registration and qualification of the Registrable Securities and in connection therewith, the Company shall:

     (a) prepare and file with the SEC within ninety (90) days of the date of the Closing, and use its best efforts to cause to become effective as soon as possible thereafter, a registration statement on Form S-3 (or any successor or other appropriate form) under the Securities Act permitting the Registrable Securities to be offered for resale by Alkermes;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith, as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by Alkermes set forth in such registration statement or until such time as Alkermes may dispose of such Registrable Securities pursuant to Rule 144(k) under the Securities Act;

     (c) furnish to Alkermes, or each successor who is a holder of Registrable Securities, and to any underwriter of such Registrable Securities; such number of conformed copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) or filed under Rule 424(b) or Rule 424(c) under the Securities Act, in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as Alkermes or any such underwriter may reasonably request;

     (d) use its best efforts (i) to list all Registrable Securities covered by such registration statement on the Nasdaq National Market, and (ii) to register or qualify all Registrable Securities covered by such registration statement under such "blue sky" or other securities law of such jurisdictions as Alkermes or any underwriter of such Registrable Securities will reasonably request, and do any and all other acts and things which may be necessary to enable Alkermes or any underwriter to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

     (e) promptly notify Alkermes, at any time of the occurrence, of any event as a result of which the portion of the prospectus included in such registration statement which contains information furnished by or relating to the Company, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (each such event, a "Material Event") and, at the request of Alkermes, prepare and furnish to Alkermes a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     (f) The Company may require Alkermes to furnish the Company such information regarding itself and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as will be required by law or by the SEC in connection with any registration.

7.2  Compliance with Securities Laws.  Alkermes acknowledges that it
     -------------------------------
will be subject to applicable provisions of the Securities Act and the Exchange Act.

7.3  Exchange Act Reports and Availability of Rule 144.  During the
     -------------------------------------------------
period from the date of the Closing until the date which is five (5) years following the date of the Closing, the Company shall use its best efforts to (i) timely file all reports required to be filed by the Company under the Exchange Act and (ii) take such other action and coordinate with Alkermes to ensure that Rule 144 shall be available to Alkermes for the purpose of disposing of their Registrable Securities.

7.4  Discontinuation of Disposition of Registrable Securities. Alkermes will,
     --------------------------------------------------------
upon receipt of any notice from the Company of the occurrence of any Material Event, discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until Alkermes' receipt of (x) the copies of the supplemented or amended prospectus contemplated by Section 7.1(e) above or (y) notice from the Company that no such supplemented or amended prospectus is required, which supplemented or amended prospectus shall be made available or notice shall be delivered to Alkermes as soon as practicable but in any event within thirty (30) days of receipt by Alkermes of the notice of a Material Event; provided, however, that the Company shall not
                                --------  -------
give notice of a Material Event: (i) beginning when Alkermes notifies the Company that marketing efforts have begun by an underwriter on behalf of Alkermes in connection with an offering of the Registrable Securities and ending when such offering is completed or abandoned or (ii) within one hundred twenty (120) days of the delivery by the Company to Alkermes of the supplemented or amended prospectus or notice that no such supplemented or amended prospectus is required with respect to a prior Material Event. The period of time during which the Company is obligated to maintain the effectiveness of a registration statement under Section 7.1(b) above shall be extended by the number of days of any such discontinuance.

7.5  Obligation of the Company to Indemnify. The Company agrees to indemnify
     --------------------------------------
and hold harmless Alkermes or any Person who participates as an underwriter in the offering or sale of such Registrable Securities, each officer and director of each underwriter, and each other Person, if any, who "controls" Alkermes or any such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein or filed under Rule 424(b) under the Securities Act, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the
                                                   --------  -------
Company will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Alkermes or any such underwriter or any Person who "controls" Alkermes or underwriter for use in the preparation thereof, or (ii) any breach by Alkermes of the covenant set forth in Section 7.4 above. Such indemnity will remain in full force and effect regardless of any investigation made by, or on behalf of, Alkermes or any such underwriter and will survive the transfer of such Registrable Securities Alkermes.

7.6  Obligation of Alkermes to Indemnify.  Alkermes agrees to indemnify and
     -----------------------------------
hold harmless the Company, each director and each officer of the Company, and each controlling person within the meaning of the Securities Act of any of the foregoing who will sign such registration statement, against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect thereof) or expenses arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein or filed under Rule 424(b) under the Securities Act, or any amendment or supplement thereto, or any document incorporated by reference therein, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any breach by Alkermes of the covenant set forth in 7.4 above or (iv) any failure by Alkermes to deliver a prospectus as required under the Securities Act or any state securities laws. Alkermes will reimburse each such Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that Alkermes will be liable in any such case
            --------  -------
only to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment or supplement, in reliance upon and in conformity with written information specifically furnished to the Company by Alkermes or any Person who "controls" Alkermes for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company and will survive the transfer of such Registrable Securities Alkermes.

7.7  Notice and Defense of Claims.  Promptly after receipt of notice of any
     ----------------------------
claim, liability or expense arising out of the registration or sale of the Registrable Securities for which a Party seeks indemnification hereunder, such Party shall give written notice thereof to the indemnifying Party, but such notification shall not be a condition to indemnification hereunder except to the extent of actual prejudice to the indemnifying Party. The notice shall state the information then available regarding the amount and nature of such claim, liability or expense. If within thirty (30) days after receiving such notice the indemnifying Party gives written notice to the indemnified Party stating that it intends to defend against such claim, liability or expense at its own cost and expense, then defense of such matter, including selection of counsel (subject to the consent of the indemnified Party which consent shall not be unreasonably withheld), shall be by the indemnifying Party and the indemnified Party shall make no payment on such claim, liability or expense as long as the indemnifying Party is conducting a good faith and diligent defense. The indemnifying Party shall not be liable to indemnify any person for any settlement of any such action effected without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the indemnified Party shall, at all times, have the right to fully participate in such defense at its own expense directly or through counsel; provided, however,
                                                             --------  -------
if the named parties to the action or proceeding include both the indemnifying Party and the indemnified Party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the expense of separate counsel for the indemnified Party shall be paid by the indemnifying Party. If no such notice of intent to dispute and defend is given by the indemnifying Party, or if such diligent, good faith defense is not being or ceases to be conducted, the indemnified Party shall, at the expense of the indemnifying Party, undertake the defense of such claim, liability or expense with counsel selected by the indemnified Party, and shall have the right to compromise or settle the same exercising reasonable business judgment. The indemnified Party shall make available all information and assistance that the indemnifying Party may reasonably request and shall cooperate with the indemnifying Party in such defense.

7.8  Contribution. If the indemnification provided for in this Section 7 is held
     ------------
by a court of competent jurisdiction to be unavailable to an indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying Party, in lieu of indemnifying such indemnified Party hereunder, shall contribute to the amount paid or payable by such indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying Party, on the one hand, and of the indemnified Party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying Party and of the indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying Party or by the indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

7.9  Other Securities Laws.  Indemnification and contribution similar to that
     ---------------------
specified in Sections 7.5, 7.7 and 7.8 (with appropriate modifications) will be given by the Company and Alkermes with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

7.10 Covenant to Register Warrant Shares.  The Company will use its best
     -----------------------------------
efforts to effect the registration of the Warrant Shares issuable upon exercise of the Warrants in blocks of not less than 500,000 shares. The Company will prepare and file with the SEC within forty five (45) days after the date of exercise of each of the Warrants, and use best efforts to cause to become effective as soon as possible thereafter, a registration statement on Form S-3 (or any other appropriate form) under the Securities Act. The Company will prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith, as may be necessary to keep such registration statement effective until the earlier of such time as all of the Warrant Shares have been disposed of in accordance with the intended method of disposition set forth in such registration statement or until such time as Alkermes may dispose of the Warrant Shares pursuant to Rule 144(k) under the Securities Act. The Company will use its best efforts to list all of Warrant Shares covered by such registration statement on the Nasdaq National Market.

8.   Indemnification.  The Company shall indemnify Alkermes for losses and
     ---------------
expenses resulting from any breach of a covenant or of a representation or warranty under this Agreement on the date of the Closing or in the event the second or third sentence in Section 3.8 hereof ever prove to be or have been
                            -----------
untrue.

9.   Miscellaneous.
     -------------

9.1  Amendments.  Any term of this Agreement may be amended and the observance
     ----------
of any obligation hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Alkermes. No failure of any Party to exercise and no delay in exercising any right, power or remedy in connection with this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right preclude any other or further exercise of such right or the exercise of any other right.

9.2  Notice.  All notices required or permitted to be given under this
     ------
Agreement shall be governed by the terms of Section 16 of the Sublicense
                                            ----------
Agreement.

9.3  Counterparts.  This Agreement may be executed and delivered (including by
     ------------
facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

9.4  No Waiver.  No failure or delay on the part of Alkermes in exercising
     ---------
any right, power, or privilege hereunder and no course of dealing between the Company and Alkermes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies that Alkermes would otherwise have.

9.5  Courts of Law. The state and federal courts situated in the Philadelphia
     -------------
County, Commonwealth of Pennsylvania, United States of America, shall have sole jurisdiction and venue to resolve all disputes arising hereunder between the Parties and initiated by the Company. The state and federal courts situated in King County, State of Washington, United States of America, shall have sole jurisdiction and venue to resolve all disputes arising hereunder between the Parties and initiated by Alkermes. The Parties irrevocably submit to such jurisdiction and venue, waive any claim to an inconvenient forum posed by such venue, and agree that process may be served in any manner permitted by such court before which a dispute is pending.

9.6  Benefit of Agreement.  Neither Party shall assign any of its rights or
     --------------------
obligations hereunder except: (i) as incident to the merger, consolidation, reorganization or acquisition of stock or assets affecting substantially all of the assets or voting control of the assigning Party; (ii) to an Affiliate of the assigning Party if the assigning Party remains liable and responsible for the performance and observance of all of the Affiliates' duties and obligations hereunder; or (iii) with the prior written consent of the other Party. This Agreement shall be binding upon the successors and permitted assigns of the Parties, and the name of a Party appearing herein shall be deemed to include the names of such Party's successor's and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 9.6 shall be void.

9.7  Severability.  If any provision of this Agreement is held invalid under
     ------------
any Applicable Laws, such invalidity shall not affect any other provision of this Agreement that can be given an effect without the invalid provision, and, to this end, the provisions hereof are severable.

9.8  Entire Agreement; Governing Law.  This Agreement, and the Sublicense
     -------------------------------
Agreement and the other documents delivered at the Closings constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersede all prior agreements with respect to the subject matter hereof. This Agreement shall be governed by and construed under the laws of the State of Washington.


                     [Signatures Appear on Following Page]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                             TARGETED GENETICS CORPORATION


                             By:
                                --------------------------
                                Name:
                                Title:



                             ALKERMES, INC.


                             By:
                                --------------------------
                                Name:
                                Title: